                    ----------------------------------------

                           SOMATIX THERAPY CORPORATION

                       PREFERRED STOCK PURCHASE AGREEMENT

                                  JUNE 17, 1995

                    ----------------------------------------

                                TABLE OF CONTENTS

                                                                                                PAGE

Section 1  Authorization and Sale of Units  . . . . . . . . . . . . . . . . . . . . . . . . .     1
         1.1     Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
         1.2     Sale of Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Section 2  Closing Date; Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
         2.1     Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
         2.2     Delivery   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

Section 3  Representations and Warranties of the Company  . . . . . . . . . . . . . . . . . .     1
         3.1     Organization and Standing  . . . . . . . . . . . . . . . . . . . . . . . . .     2
         3.2     Corporate Power; Authorization   . . . . . . . . . . . . . . . . . . . . . .     2
         3.3     Issuance and Delivery of the Units   . . . . . . . . . . . . . . . . . . . .     2
         3.4     Private Placement Offering Memorandum; SEC Documents; Financial Statement  .     2
         3.5     Governmental Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
         3.6     No Material Adverse Change   . . . . . . . . . . . . . . . . . . . . . . . .     3
         3.7     Authorized Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . .     3
         3.8     Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
         3.9     No Liens, Encumbrances   . . . . . . . . . . . . . . . . . . . . . . . . . .     3
         3.10    Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

Section 4  Representations, Warranties and Covenants of the Purchasers  . . . . . . . . . . .     4
         4.1     Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
         4.2     Investment Experience  . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
         4.3     Investment Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
         4.4     Registration or Exemption Requirements   . . . . . . . . . . . . . . . . . .     4
         4.5     Restriction on Short Sales   . . . . . . . . . . . . . . . . . . . . . . . .     4
         4.6     No Legal, Tax or Investment Advice   . . . . . . . . . . . . . . . . . . . .     5

Section 5  Conditions to Closing of Purchasers  . . . . . . . . . . . . . . . . . . . . . . .     5
         5.1     Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . .     5
         5.2     Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         5.3     Blue Sky   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         5.4     Legal Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         5.5     Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
         5.6     Other Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

Section 6  Conditions to Closing of Company . . . . . . . . . . . . . . . . . . . . . . . . .     6
         6.1     Representations and Warranties   . . . . . . . . . . . . . . . . . . . . . .     6
         6.2     Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
         6.3     Blue Sky   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
         6.4     Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
         6.5     Other Documentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Section 7  Affirmative Covenants of the Company . . . . . . . . . . . . . . . . . . . . . . .     6
         7.1     Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
         7.2     Registration Requirements  . . . . . . . . . . . . . . . . . . . . . . . . .     7
         7.3     Indemnification and Contribution   . . . . . . . . . . . . . . . . . . . . .     8

         7.4     Board Observance Rights  . . . . . . . . . . . . . . . . . . . . . . . . . .    10

Section 8  Restrictions on Transferability of Units: Compliance with Securities Act . . . . .    10
         8.1     Restrictions on Transferability  . . . . . . . . . . . . . . . . . . . . . .    10
         8.2     Restrictive Legend   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
         8.3     Transfer of Registrable Securities After Registration  . . . . . . . . . . .    11

Section 9  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         9.1     Waivers and Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . .    11
         9.2     Broker's Fee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.3     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.4     Survival   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.5     Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.6     Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.7     Notices, etc   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.8     Severability of this Agreement   . . . . . . . . . . . . . . . . . . . . . .    12
         9.9     Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.10    Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.11    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.12    Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
         9.13    Currency   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13


Schedule I -- Schedule of Purchasers
Exhibit A -- Certificate of Designation of Preferred Stock
Exhibit B -- Form of Warrant
Exhibit C -- Form of Purchaser's Questionnaire

                           SOMATIX THERAPY CORPORATION

                       PREFERRED STOCK PURCHASE AGREEMENT

         This Purchase Agreement (the "Agreement") is made as of June 17, 1995, by and among Somatix Therapy Corporation, a Delaware corporation (the "Company") with its principal office at 950 Marina Village Parkway, Alameda, California 94501, and the persons listed on the Schedule of Purchasers attached hereto as
Schedule I (the "Purchasers").

                                    Section 1

                         Authorization and Sale of Units

         1.1 Authorization. The Company has authorized the sale and issuance pursuant to this Agreement of 254,000 Units (the "Units") consisting of the following immediately separable securities: (i) 254,000 shares of its Series A-1 Preferred Stock (the "Preferred Stock") and (ii) Warrants to purchase 889,000 shares of Common Stock (the "Warrants"). The Preferred Stock shall have the rights, privileges and preferences set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation"). The Warrants shall have the terms, and be exercisable in the manner, set forth in the form of Warrant attached hereto as Exhibit B.

         1.2 Sale of Units. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of Units, consisting of the number of shares of Preferred Stock and Warrants to purchase the number of shares of Common Stock, set forth opposite each Purchaser's name on Schedule I for $25.00 per Unit.

                                    Section 2

                             Closing Date; Delivery

         2.1 Closing Date. The closing of the purchase and sale of the Units hereunder (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California at 10:00 a.m. Pacific Daylight Time, on June 28, 1995 or at such other time and place upon which the Company and the Purchasers purchasing the majority of the Units shall agree. The date of the Closing is hereinafter referred to as the "Closing Date".

         2.2 Delivery. At the Closing, the Company will deliver to each Purchaser certificates, registered in the Purchaser's name as shown on Schedule I, representing the number of shares of Preferred Stock and Warrants to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by wire transfer to the Company's bank account in the amount set forth on Schedule I.

                                    Section 3

                  Representations and Warranties of the Company

         The Company represents and warrants to the Purchasers as of the Closing Date as follows:

         3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state with all requisite corporate power and authority to own, operate and lease its properties and conduct its business as presently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in the States of California and North Carolina and in each other state of the United States where its failure to do so would have a material adverse effect on its business as presently conducted. The Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business.

         3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement and the Warrants, to sell and issue the Units and to carry out and perform all of its obligations under this Agreement and the Warrants. This Agreement and the Warrants constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Warrants do not, and the performance of this Agreement and the Warrants and the compliance with the provisions hereof and thereof, and the issuance, sale and delivery of the Units by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument which the Company is required to file as an Exhibit to its Form 10-K.

         3.3 Issuance and Delivery of the Units. The Units, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Units is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

         3.4 Private Placement Offering Memorandum; SEC Documents; Financial Statement. Each complete or partial statement, report, or proxy statement included as an Exhibit to the Company's Private Placement Offering Memorandum dated April 28, 1995 (the "Memorandum") is a true and complete copy of or excerpt from such document as filed by the Company with the Securities and Exchange Commission (the "SEC"). The Company has filed in a timely manner all documents that the Company was required to file with the SEC under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement, and all of such documents conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder as of their respective filing dates. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. Neither the Memorandum nor any of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents or the Memorandum (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments that are not in the aggregate material).


                                       2.

         3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which Units are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market, (c) the filing of Form 10-C with the SEC, and (d) a determination by the Nasdaq National Market that stockholder approval of this Agreement and the transactions contemplated hereby is not required under the provisions of the Nasdaq National Market's Non-Quantitative Requirements.

         3.6 No Material Adverse Change. Except as otherwise disclosed herein, since March 31, 1995, there have not been:

             (a) Any changes in the financial condition or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;

             (b) Any material increase in indebtedness for borrowed money, current liabilities or total liabilities (whether absolute, accrued, contingent or otherwise) incurred by the Company, except for liabilities, commitments and obligations incurred in the ordinary course of business;

             (c) Any sale, assignment, transfer or other disposition of any material tangible or intangible asset of the Company, except in the ordinary course of business;

             (d) Any extraordinary transaction; and

             (e) Any material agreement that the Company would be required to file with the SEC.

         3.7 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock, $.01 par value, of which, as of May 31, 1995, 18,112,056 shares were outstanding, and (ii) 1,000,000 shares of Preferred Stock, $.01 par value, none of which were outstanding immediately prior to the Closing. As of May 31, 1995, an aggregate of 3,200,000 shares of Common Stock were reserved for issuance pursuant to stock option, employee stock purchase, 401(k) savings, stock incentive and restricted stock plans.

         3.8 Litigation. There are no actions, suits proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

         3.9 No Liens, Encumbrances. Except as reflected in the Financial Statements, all tangible and intangible personal property of the Company is free and clear of all material liens, pledges, charges, security interests, prior assignments and encumbrances.

         3.10 Registration Rights. Except for the registration rights granted in connection with (i) that certain Amended and Restated Registration Rights Agreement dated May 12, 1994 between the Company and the Investors identified on Exhibit A thereto, (ii) that certain Agreement and Plan of Reorganization dated December 19, 1994, as amended, by and among the Company, STC Acquisition Company and Merlin Pharmaceutical Company and (iii) those certain Preferred Stock Purchase Agreements and Common Stock

                                       3.

Purchase Agreements all dated of even date herewith between the Company and the Purchasers identified on Schedule I to such Purchase Agreements, the Company has not agreed to register the sale of any of its securities under the Securities Act of 1933, as amended.

                                    Section 4

           Representations, Warranties and Covenants of the Purchasers

         Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:

         4.1 Authorization. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Units to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

         4.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Units. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Units.

         4.3 Investment Intent. Purchaser is purchasing the Units for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Units has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has completed or caused to be completed and delivered to the Company, the Purchaser Questionnaire attached hereto as Exhibit C. Purchaser has, in connection with its decision to purchase the number of Units set forth in
Schedule I hereto, relied solely upon the Memorandum and the documents attached as appendices thereto and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

         4.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the Units may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Units will be imprinted with a legend that prohibits the transfer of the Units unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

         4.5 Restriction on Short Sales. Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement (defined in Section 7.2 below), except to the extent

                                       4.

that any such short sale is fully covered by shares of Common Stock of the Company other than the Units. Purchaser further represents and warrants to and covenants with the Company that during the Measurement Period (as defined in Section 6(D)(i) of the Certificate of Designation), Purchaser shall not (i) sell "short" the Company's Common Stock and (ii) sell any shares of Common Stock held by such Purchaser, unless on the date the Measurement Period commences, the closing price of the Common Stock of the Company is greater than $4.00 per share as reported by the Nasdaq National Market, and Purchaser's sale is made at a price of not less than $4.00 per share.

         4.6 No Legal, Tax or Investment Advice. Purchaser understands that nothing in the Memorandum, this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

                                    Section 5

                       Conditions to Closing of Purchasers

         Each Purchaser's obligation to purchase the Units at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

         5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Purchasers shall have received a certificate to such effect, dated the Closing Date and executed by the Chief Financial Officer of the Company.

         5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects. Purchasers shall have received a certificate to such effect, dated the Closing Date and executed by the Chief Financial Officer of the Company.

         5.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Units.

         5.4 Legal Opinion. The receipt by the Purchasers of a legal opinion of Brobeck, Phleger & Harrison, counsel to the Company, regarding the matters referred to in Sections 3.1, 3.2 and 3.3.

         5.5 Approvals. All authorizations, consents, orders or approvals of, or declaration or filings with, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or obtained, other than filings or approvals which the failure to make or obtain would not be materially adverse to the Company or Purchasers.

         5.6 Other Documentation. The Company shall have delivered to Purchasers such other usual and customary closing certificates, instruments and documents as Purchasers and their counsel may reasonably request.

                                       5.

                                    Section 6

                        Conditions to Closing of Company

         The Company's obligation to sell and issue the Units at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

         6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

         6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

         6.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Units.

         6.4 Approvals. All authorizations, consents, orders or approvals of, or declaration or filings with, any governmental entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or obtained, other than filings or approvals which the failure to make or obtain would not be materially adverse to the Purchasers or Company.

         6.5 Other Documentation. The Purchasers shall have delivered to the Company such other usual and customary closing certificates, instruments and documents as the Company and their counsel may reasonably request.

                                    Section 7

                      Affirmative Covenants of the Company

         The Company hereby covenants and agrees as follows:

         7.1 Financial Information. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the Units purchased by such Purchaser pursuant to this Agreement:

                 (a) Within one hundred twenty (120) days after the end of each fiscal year, a copy of its Annual Report on Form 10-K.

                 (b) Within sixty (60) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q.

                 (c) Within ten (10) days after the Company files any Current Report on Form 8-K with the SEC, such Current Report on Form 8-K.

                 (d) Any other report or materials sent to holders of Common Stock of the Company.

                                       6.

         7.2     Registration Requirements.

                 (a) (i) The Company shall use its best efforts to have declared effective, as soon as reasonably practicable, and in any event no later than sixty (60) days following the Closing Date, a registration statement with the SEC under the Securities Act to be made on a continuous basis pursuant to Rule 415 (or similar rule that may be adopted by the SEC) to register the resale by the Purchasers of the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (the "Registrable Securities").

                     (ii) If the conversion price of the Preferred Stock is reset on the last day of the thirteenth month following the date of this Agreement (the "Reset Date") such that additional shares of Common Stock are issuable upon conversion of the Preferred Stock (the "Additional Common Stock"), then the Company shall use its best efforts to effect, as soon as reasonably practicable, and in any event no later than sixty (60) days following the Reset Date, a registration statement with the SEC under the Securities Act to register the Additional Common Stock (the "Additional Registrable Securities").

The registration statements effected by the Company pursuant to this Section 7.2(a) shall be collectively referred to herein as the "Registration Statements."

                 (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) relating to the Registrable Securities and Additional Registrable Securities, if any, resold by such Purchaser. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and Additional Registrable Securities, if any, and all fees and disbursements of counsel for any Purchaser.

                 (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the third anniversary of the date hereof or ninety (90) days following the final issuance of Additional Registrable Securities, if later, (ii) prepare and file with the SEC such amendments and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statements; (iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (iv) cause all Registrable Securities and Additional Registrable Securities, if any, registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Registrable Securities and Additional Registrable Securities, if any, registered pursuant to the Registration Statements and a CUSIP number for all such Registrable Securities and Additional Registrable Securities, if any; (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (vii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Registrable Securities and Additional Registrable Securities, if any, are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                 (d) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a

                                       7.

Purchaser to sell shares of Common Stock to the public without registration or pursuant to a registration on Form S-3, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the third anniversary of the date hereof or ninety
(90) days following the final issuance of Additional Registrable Securities, if later; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Registrable Securities or Additional Registrable Securities, if any, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities and Additional Registrable Securities, if any, without registration or pursuant to such Form S-3.

                 (e) In the event any holder of Registrable Securities or Additional Registrable Securities, if any, intends to sell such Registrable Securities or Additional Registrable Securities pursuant to the applicable Registration Statement, such holder shall give the Company three (3) business days' notice of its intent to sell in reliance on such Registration Statement (the "Notice of Sale"). The Company may refuse to permit a Purchaser to resell any Registrable Securities or Additional Registrable Securities, if any, pursuant to the Registration Statements; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing within three (3) business days following the Notice of Sale to such Purchaser and the Placement Agent (as defined in the Memorandum) to the effect that withdrawal of such Registration Statements is necessary because a sale pursuant to the Registration Statements in its then-current form could constitute a violation of the federal securities laws. In such an event, the Company shall use its best efforts to amend the Registration Statements if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify the Purchaser and the Placement Agent promptly after it has determined that such sale has become permissible under the federal securities laws. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to refuse to permit resale of any Registrable Securities and Additional Registrable Securities pursuant to the Registration Statements more than two (2) times in any twelve (12) month period, and the period during which such Registration Statements may be withdrawn shall not exceed thirty (30) days. Each Purchaser hereby covenants and agrees that it will not sell any Registrable Securities or Additional Registrable Securities, if any, pursuant to the Registration Statements during the periods the Registration Statements are withdrawn as set forth in this Section 7.2(e).

         7.3     Indemnification and Contribution.

                 (a) The Company agrees to indemnify and hold harmless each Purchaser (for purposes of this Section 7.3(a), including its officers, directors, agents and employees, each person who controls such holder, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents or employees of such controlling person) from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements, on the effective date thereof, or arise out of, or are based upon, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statements, and the Company will, as incurred, reimburse such Purchaser for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement made in such Registration Statements in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statements, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 8.3 hereof, or
(iii) any untrue

                                       8.

statement in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser. If requested, the Company shall also indemnify the underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such person (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) to the same extent as provided above.

                 (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement made in such Registration Statements in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statements, provided, however, that no Purchaser shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 8.3 hereof, or (iii) any untrue statement in any prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser, and each Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the indemnity agreement contained in this subsection (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the provisions of this subsection (b), no Purchaser shall be liable for any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                 (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or may exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

                 (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the

                                       9.

untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of Registrable Securities or Additional Registrable Securities to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Registrable Securities to which such loss relates and not joint.

                 (e) The obligations of the Company and the Purchasers under this Section 7.3 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Exchange Act or the Securities Act.

         7.4 Board Observance Rights. The holders of Preferred Stock shall have the right to designate one representative to attend meetings of the Board of Directors of the Company in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Board of Directors; provided, however, that the Company may require as a condition precedent to the rights under this Section 7.4, that the designee attending any meeting of the Board of Directors and each person having access to any of the information provided by the Company to the Board of Directors shall agree to hold in confidence all information so received during such meetings or otherwise; and provided further, that the Company reserves the right not to provide information and to exclude such designee from any meeting if such designee is a direct competitor of the Company. The Company shall pay the out-of-pocket expenses of, and a reasonable hourly fee for, the observer at these meetings.

                                    Section 8

                    Restrictions on Transferability of Units:
                         Compliance with Securities Act

         8.1 Restrictions on Transferability. Neither the Preferred Stock or Warrants, nor the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, shall be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Preferred Stock, Warrants and Common Stock issuable upon conversion or exercise thereof in order to enforce the foregoing restrictions.

         8.2 Restrictive Legend. (a) Each certificate representing the Preferred Stock and the Warrants shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

                                       10.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

         ADDITIONALLY, THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE PURCHASE AGREEMENT DATED JUNE 17, 1995 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF SECURITIES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THIS CERTIFICATE WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 7.2 AND 8.3 OF THE AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

                 (b) Upon conversion of any of the Preferred Stock and issuance of the Common Stock prior to the time a registration statement registering the sale of the Common Stock is declared effective by the Securities and Exchange Commission, all certificates representing such shares shall bear on the face thereof substantially the following legend, insofar as is consistent with California law, as well as any other legends necessary to comply with applicable state and federal laws for the issuance of such shares:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION; ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

         8.3 Transfer of Registrable Securities After Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Registrable Securities or Additional Registrable Securities, if any, except either (i) in accordance with the Registration Statements, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144.

                                    Section 9

                                  Miscellaneous

         9.1 Waivers and Amendments. With the exception of Section 7 hereof, the terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser. With respect to Section 7 hereof, with the written consent of the Company and the record holders of more than fifty percent

                                       11.

(50%) of the Units then outstanding and held by Purchasers, the terms of the Agreement may be waived or amended and any such amendment or waiver shall be binding upon the Company and all holders of Units.

         9.2 Broker's Fee. Each Purchaser acknowledges that the Company intends to pay a fee to Merrill Lynch & Co. in respect of the sale of the Units to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Units to the Purchasers.

         9.3 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

         9.4 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

         9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

         9.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

         9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Schedule I, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

         9.8 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         9.10 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9.11 Termination. In the event that the Closing shall not have occurred on or before ninety (90) days from the date hereof, this Agreement shall terminate at the close of business on such date.

                                       12.

         9.12 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

         9.13 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

         9.14 Effectiveness of Agreement. The Company's agreement to sell the Units to the Purchasers pursuant to the terms of this Agreement will only be effective upon acceptance of this Agreement by the Company as evidenced by the Company's execution of this Agreement.

                                       13.

         IN WITNESS WHEREOF, the Company and the Purchaser have executed this Purchase Agreement as of the date first above written.

                                              "COMPANY"

Number of Units Subscribed
at $25.00 per Unit:                           SOMATIX THERAPY CORPORATION
_______________________________               a Delaware corporation

Conversion Price of                           By:______________________________
Preferred Stock:
$______________________________               Title:___________________________


Warrant Coverage: ____________ %              "PURCHASER"

Warrant Exercise Price Per Share:
$______________________________               _________________________________
                                              Name of Purchaser


                                              _________________________________
                                              Authorized Signature of Purchaser


                                              _________________________________
                                              Title

                                       14.

                                                                      SCHEDULE I


                            SCHEDULE OF PURCHASERS
                              (Preferred Units)

                                                                       Series A-1              Warrant to
                                                                        Shares of            Purchase Shares           Aggregate
        Purchaser                                      Units         Preferred Stock         of Common Stock         Purchase Price
        ---------                                      -----         ---------------         ---------------         --------------
Robert S. Birch                                        4,000               4,000                   14,000                $100,000

Aeneas Venture Corporation                            60,000              60,000                  210,000              $1,500,000

Phoenix Partners, L.P.                                20,400              20,400                   71,400                $510,000

Betje Partners, L.P.                                   6,400               6,400                   22,400                $160,000

Morgens, Waterfall, Vintiadis Investments             13,200              13,200                   46,200                $330,000

Olin Nisbet                                           10,000              10,000                   35,000                $250,000

SBSF Biotechnology Fund, L.P.                         30,000              30,000                  105,000                $750,000

Counsellors Emerging Growth Fund                      60,000              60,000                  210,000              $1,500,000

WHI Somatix Partners                                  20,000              20,000                   70,000                $500,000

WPG-Farber Partners Fund, L.P.                        21,400              21,400                   74,900                $535,000

WPG-Farber Overseas Partners, Ltd.                     8,600               8,600                   30,100                $215,000
                                                     ----------------------------------------------------------------------------
     TOTAL:                                          254,000             254,000                  889,000              $6,350,000


                                  EXHIBIT A

                CERTIFICATE OF DESIGNATION OF PREFERRED STOCK

                              (see Exhibit 3.3)

                                  EXHIBIT B

                               FORM OF WARRANT

                             (see Exhibit 10.22)

                                                                       Exhibit C

                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                               Purchase Agreement)

A.       Complete the following items in the Purchase Agreement:

         1. Provide the information regarding the Purchaser requested on the signature page. The Agreement must be executed by an individual authorized to bind the Purchaser.

         2.      Exhibit C-1 - Securities Certificate Questionnaire:

                 Provide the information requested by the Securities Certificate Questionnaire;

         3.      Exhibit C-2 - Purchaser Certificate:

                 Provide the information requested by the Certificate for Individual Purchasers or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers, as applicable.

         4. Return the signed Purchase Agreement including the properly completed Exhibit 4.2 to:

                                  Merrill Lynch & Co.
                                  101 California Street
                                  Suite 1420
                                  San Francisco, CA 94111

B. Instructions regarding the transfer of funds for the purchase of Securities will be telecopied to the Purchaser by the Placement Agent at a later date.

                                                                     EXHIBIT C-1

SOMATIX THERAPY CORPORATION

SECURITIES CERTIFICATE QUESTIONNAIRE

      Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.    The exact name that the Shares of
      Preferred Stock and Warrants are to
      be registered in (this is the name
      that will appear on the stock
      certificate(s) and warrant
      certificate(s)). You may use a
      nominee name if appropriate:

                                            ___________________________________

2.    The relationship between the Purchaser
      of the Securities and the Registered
      Holder listed in esponse to item 1 above:

                                            ___________________________________

3.    The mailing address of the Registered
      Holder listed in response to item 1 above:

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

                                            ___________________________________

4.    The Tax Identification Number of the
      Registered Holder listed in response
      to item 1 above:

                                            ___________________________________

                                                                   Exhibit C-2

                           SOMATIX THERAPY CORPORATION

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS

                 If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

                 I certify that the representations and responses below are true and accurate:

         In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                 ___ (1) A natural person whose net worth, either individually or jointly with such person's spouse exceeds $1,000,000;

                 ___ (2) A natural person who had an income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1992, 1993 and 1994, and reasonably expects to have individual income reaching the same level in 1995;

                 ___ (3) An executive officer or director of the Company.




Dated: _____________


                                           _________________________________
                                           Name(s) of Purchaser

                                           _________________________________
                                           Signature

                                           _________________________________
                                           Signature

                                                                     EXHIBIT C-2

                           SOMATIX THERAPY CORPORATION

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS

                 If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

                 The undersigned certifies that the representations and responses below are true and accurate:

                 (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

                 (b)   Indicate the form of entity of the undersigned:

                          ___   Limited Partnership

                          ___   General Partnership

                          ___   Corporation

                          ___ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor: ______________________
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________
                                ________________. (Continue on a separate piece of paper, if necessary.)

                          ___   Other Type of Trust (indicate type of trust
                                and, for trusts other than pension trusts,
                                name the grantors and beneficiaries: ___________
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________
                                ________________________________________________
                                ________________. (Continue on a separate piece of paper, if necessary.)

                          ___ Other form of organization (indicate form of organization (___________________________).

                 (c) Indicate the approximate date the undersigned entity was formed: _______________________.

                 (d) In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                 ___      1.      A bank as defined in Section 3(a)(2) of the
                 Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                 ___      2.      A broker or dealer registered pursuant to
                 Section 15 of the Securities Exchange Act of 1934;

                 ___      3.      An insurance company as defined in Section
                 2(13) of the securities Act;

                 ___      4.      An investment company registered under the
                 Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                 ___      5.      A Small Business Investment Company licensed
                 by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                 ___      6.      A plan established and maintained by a state,
                 its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                 ___      7.     An employee benefit plan within the meaning of
                 the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                 Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  ___     8.      A private business development company as
                 defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                 ___      9.      An organization described in Section 501(c)(3)
                 of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

                 ___     10.      A trust, with total assets in excess of
                 $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

                 ___     11.      An entity in which all of the equity owners
                 qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 ______________________________________________________________
                 (Continue on a separate piece of paper, if necessary.)

Dated:   _______________________, 19___


____________________________________________
Name of investor


____________________________________________
Signature and title of authorized
officer, partner or trustee